UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2011

OCCIDENTAL PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-9210	95-4035997
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10889 Wilshire Boulevard
Los Angeles, California	90024
(Address of principal executive offices)	(ZIP code)

Registrant’s telephone number, including area code:
(310) 208-8800

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

On July 13, 2011, the Compensation Committee of the Board changed the Return on Equity Incentive (“ROEI”) awards issued in 2008 to Dr. Ray R. Irani and Stephen I. Chazen to provide for the amounts payable upon certification of the level of achievement of the Performance Goal to be settled 50% in cash and 50% in shares, instead of 100% in cash.  The recipients will retain shares equivalent to the number of net after-tax shares received for at least three years.  The form of amendment to the 2008 ROEI grant agreement is attached as Exhibit 10.1.

Additionally, on July 13, 2011, the Compensation Committee authorized grants of incentive awards under the 2005 Long-Term Incentive Plan.  Dr. Irani and Messrs. Chazen, de Brier, Lienert, Albrecht and Lowe received Total Shareholder Return Incentive (“TSRI”) awards of a maximum number of performance shares of 174,809, 194,232, 62,155, 38,847, 62,155 and 62,155, respectively, and Restricted Stock Incentive awards of 48,558, 48,558, 15,539, 9,712, 15,539 and 15,539 shares, respectively.  The new grant for Mr. Chazen was increased from last year’s grant to reflect his new role as Chief Executive Officer.  The forms of award agreements are attached as Exhibits 10.2 and 10.3.  The forms are substantially the same as last year’s except that for both awards, the date of the performance periods have been revised and for the TSRI, the peer group was modified.

Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Amendment to 2008 Return On Equity Incentive Award Grant Agreement

10.2	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms and Conditions (Equity-based, Equity and Cash-settled Award)

10.3	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION
(Registrant)

DATE: July 18, 2011	/s/ ROY PINECI
Roy Pineci, Vice President, Controller
and Principal Accounting Officer

EXHIBIT INDEX

10.1	Form of Amendment to 2008 Return On Equity Incentive Award Grant Agreement

10.2	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Total Shareholder Return Incentive Award Terms and Conditions (Equity-based, Equity and Cash-settled Award)

10.3	Form of Occidental Petroleum Corporation 2005 Long-Term Incentive Plan Restricted Stock Incentive Award Terms and Conditions